                                      Document is copied.
                                                                    EXHIBIT 10.7

                                  AMENDMENT #1
                                     to the
                   NONEXCLUSIVE FIELD OF USE LICENSE AGREEMENT


                              dated March 29, 1999

                                 by and between

      EASTMAN KODAK COMPANY, on behalf of itself and its subsidiaries, ("Kodak")

                                       and

      FED Corporation, which recently changed its name to eMagin ("FED-eMagin")



This Amendment #1 shall amend and modify, to the extent of any inconsistency, the provisions of the above-referenced Agreement, as follows:

1. In Section 2.11(d) following the word "modules", the following phrase is inserted: ", including optics designed or made by FED-eMagin or its Affiliates and integrated with the structure of products in the Field of Use (but not including optics technology covered by the claims of U.S. Patent 5,539,422 issued July 23, 1996 and its corresponding patents filed in foreign countries)"

2.        In Sections 2.4,  2.6.2,  2.8, 7.1 and 7.2 delete "March 31, 2000" and insert "March 31, 2002".

All other terms and conditions of the above referenced Agreement shall remain in full force and effect.

APPROVED AND AGREED TO THIS 16th DAY OF MARCH, 2000.


EASTMAN KODAK COMPANY                       eMagin Corporation (formerly FED
                                             CORPORATION)

By: /s/ J.C. Stoffel                       By: /s/ Gary W. Jones
    ------------------------                   ----------------------------
    Signature                                  Signature

    J.C. Stoffel                               Gary W. Jones
    ------------------------                   ----------------------------
    Printed Name                               Printed Name

Title: Vice President                     Title:  President and CEO
       ---------------------                      -------------------------